Exhibit 10.110

EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN
INDENTURE SUPPLEMENT

This EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of August 1, 2022 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and U.S. Bank National Association, as successor in interest to MUFG Union Bank, N.A and other predecessor parties, as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (as further amended from time to time prior to the date hereof, the “Indenture Supplement” and together with the Master Indenture, the “Indenture”), between the Issuer and the Indenture Trustee, and acknowledged and accepted by all of the Class A Noteholders and WFN Credit Company, LLC, as Transferor and as sole Class M Noteholder, Class B Noteholder and Class C Noteholder. Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Indenture.

Background

A.     The Issuer and the Indenture Trustee have previously entered into the Indenture Supplement to create and designate a Series of Notes.

B.     The Issuer and the Indenture Trustee wish to amend such Indenture Supplement, as set out in this Amendment.

Agreement

1.    Amendments to the Indenture Supplement.

(a)    Section 2.1(a) of the Indenture Supplement is hereby amended as follows:

(i)    the definition of “Designated LIBOR Page” is deleted in its entirety;

(ii)    the definition of “Designated Maturity” is deleted in its entirety;

(iii)    the definition of “LIBOR” is deleted in its entirety;

(iv)    the definition of “LIBOR Determination Date” is deleted in its entirety;

(v)    the definition of “London Business Day” is deleted in its entirety; and

(vi)    the definition of “Reference Banks” is deleted in its entirety.

(b)    The second sentence of Section 5.2 of the Indenture Supplement is hereby amended by replacing the word “LIBOR” with “the Benchmark (as defined in the Class A Note Purchase Agreement)”.

(c)    Section 5.12 of the Indenture Supplement is hereby deleted in its entirety.

(d)    The following clause (i) shall be added to the end of Section 9.8 of the Indenture Supplement:

“(i)    Notwithstanding anything to the contrary set forth in this Indenture Supplement or in any other Transaction Document, if the Indenture Trustee is acting as successor Servicer pursuant to Section 5.5 of the Transfer and Servicing Agreement, it shall have no duty as successor Servicer or as Indenture Trustee to (i) monitor or determine whether a substitute index should or could be selected with respect to any Receivable, (ii) determine any substitute index with respect to any Receivable, or (iii) exercise any right related to the foregoing on behalf of the Trust, the Noteholders or any other Person.”

(e)    The following Section 9.11 shall be added to the Indenture Supplement:

“Section 9.11. The Indenture Trustee shall not be under any obligation (i) to monitor, determine or verify the unavailability or cessation of any Benchmark, or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event or Benchmark Replacement Date (each as defined in the Class A Note Purchase Agreement), (ii) to select, determine or designate any Benchmark Replacement (as defined in the Class A Note Purchase Agreement), or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment (as defined in the Class A Note Purchase Agreement) or other modifier to any replacement or successor index, or (iv) to determine whether or what conforming changes are necessary or advisable, if any, in connection with any of the foregoing. The Indenture Trustee shall not have any liability for any inability, failure or delay on its part to perform any of its duties set forth in this Indenture Supplement or any other Transaction Document as a result of the unavailability of any Benchmark and absence of a designated replacement Benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Indenture Supplement or any other Transaction Document and reasonably required for the performance of such duties.”

2.    Conditions to Effectiveness; Binding Effect; Ratification. (1) This Amendment shall become effective, as of August 15, 2022, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.2, Section 10.3 and Section 12.1 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)    On and after the execution and delivery hereof, this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)    Except as expressly amended hereby, the Indenture Supplement shall remain full force and effect and is hereby ratified and confirmed by the parties hereto.

3.    Miscellaneous. (2) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON

2	Eighth Amendment

CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)    Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by facsimile or electronic transmission of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

(d)    The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

(e)    Indenture Trustee and Issuer acknowledge that, with reference to Section 10.2 of the Master Indenture, the Issuer will have provided or caused to be provided to the Noteholders executed copies of this Amendment on or prior to the date hereof.

4.    Limitation on Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Citicorp Trust Delaware, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Citicorp Trust Delaware, National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Citicorp Trust Delaware, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) Citicorp Trust Delaware, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer or any other party in this Amendment and (e) under no circumstances shall Citicorp Trust Delaware, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

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3	Eighth Amendment

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST, as Issuer

By: Citicorp Trust Delaware, National Association,
not in its individual capacity, but solely as Owner
Trustee

By: /s/ Joseph Brown
Name: Joseph Brown
Title: Vice President / Trust Officer

U.S. Bank National Association, as Indenture Trustee

By: /s/ Mark Esposito
Name:    Mark Esposito
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,
as Servicer

By: /s/ Gregory Opincar
Name: Gregory Opincar
Title: Chief Financial Officer

WFN CREDIT COMPANY, LLC
as Transferor, sole Class M Noteholder, Class B Noteholder and Class C Noteholder

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

S-1	Eighth Amendment